SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported  September 11, 1997
                                                           -------------------

                               ICG COMMUNICATIONS, INC.
          -----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                     Delaware             1-11965      84-1342022
          -----------------------------------------------------------------
            (State of Incorporation)    (Commission    (IRS Employer
                                        File Number)   Identification No.)

      9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
      ---------------------------------------------------------------------
                       (Address of principal executive offices)

                             ICG HOLDINGS (CANADA), INC.
           ---------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                     Canada                1-11052          Not Applicable
           ---------------------------------------------------------------
               (State of Incorporation)    (Commission   (IRS Employer
                                           File Number) Identification No.)

      1710-1177 West Hastings Street, Vancouver, British Columbia V6E 2L3
        ------------------------------------------------------------------
                     (Address of principal executive offices)

                                  ICG HOLDINGS, INC.
           ---------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                     Colorado                33-96540       84-1158866
           ---------------------------------------------------------------
               (State of Incorporation)      (Commission    (IRS Employer
                                             File Number)    Identification
                                                                  No.)

       9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
      ----------------------------------------------------------------------
                       (Address of principal executive offices)

 Registrants' telephone numbers, including area codes  (800) 650-5960 or (303) 572-5960
                                                    -----------------------

                                          N/A
                                     ------------
            (Former name or former address, if changed since last report.)

          ITEM 5.   OTHER EVENTS.
          ------    ------------
                    In a press release dated September 11, 1997, ICG Communications, Inc., a Delaware corporation, announced that it will form a Delaware limited liability company subsidiary to be called ICG Funding, LLC ("Funding") and that Funding will offer approximately $100 million of Exchangeable Limited Liability Company Preferred Securities.

          ITEM 7.   EXHIBITS.
          ------    --------
                    (c)  Exhibits
                         --------
                         99.1 Press Release, dated September 11, 1997.

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


          Dated: September 18, 1997          ICG COMMUNICATIONS, INC.

                                             By:/s/ James D. Grenfell
                                                ---------------------------
                                                  James D. Grenfell
                                                Executive Vice President
                                                and Chief Financial Officer


                                             ICG HOLDINGS (CANADA), INC.


                                             By:/s/ James D. Grenfell
                                                ---------------------------
                                                James D. Grenfell
                                                Executive Vice President
                                                and Chief Financial Officer



                                             ICG HOLDINGS, INC.


                                             By:/s/ James D. Grenfell
                                                ---------------------------

                                                James D. Grenfell
                                                Executive Vice President
                                                and Chief Financial Officer

                                    EXHIBIT INDEX
                                    -------------



          Exhibit Number      Description of Exhibit
          --------------      ----------------------


               99.1           Press Release, dated September 11, 1997.